                                                                  Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF NEW YORK

 -------------------------------------------

 IN RE:                                       CHAPTER 11

 INTERNATIONAL TOTAL SERVICES, INC.,          CASE NOS. 01-21812, 01-21818,
 CROWN TECHNICAL SYSTEMS, INC.,               01-21820, 01-21822, 01-21824,
 I.T.S. OF NEW YORK SECURITY, INC.,           01-21826, 01-21827 (CD)
 SELECTIVE DETECTIVE SERVICES, INC.,
 T.I.S., INCORPORATED,                        JOINTLY ADMINISTERED UNDER
 CERTIFIED INVESTIGATIVE SERVICES, INC.,      CASE NO. 101-21812
 AND TEXAS INTERNATIONAL SERVICES CORP.,
                                              INTERNATIONAL TOTAL SERVICES, INC.
 DEBTORS AND DEBTORS-IN-POSSESSION.           FEDERAL TAX ID #:  34-1264201
 -------------------------------------------

                            MONTHLY OPERATING REPORT
              REPORTING PERIOD: JULY 1, 2002 THROUGH JULY 31, 2002

FILE WITH THE COURT AND SUBMIT A COPY TO THE UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER THE END OF THE MONTH AND SUBMIT A COPY OF THE REPORT TO ANY OFFICIAL COMMITTEE APPOINTED IN THE CASE.

-----------------------------------------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                                             Document       Explanation
                                                            Form No.           Attached        Attached
-----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements            MOR-1                      Yes        See Exhibit A

-----------------------------------------------------------------------------------------------------------------
     Bank Reconciliation (or copies of debtor's        MOR-1 (CONT)               Yes        See Exhibit B
      bank reconciliations)
-----------------------------------------------------------------------------------------------------------------
     Copies of bank statements                                                    Yes        See Exhibit C
-----------------------------------------------------------------------------------------------------------------
     Cash disbursement journals                                                   Yes        See Exhibit A
-----------------------------------------------------------------------------------------------------------------
Statement of Operations                                MOR-2                      Yes        See Exhibit D
-----------------------------------------------------------------------------------------------------------------
Balance Sheet                                          MOR-3                      Yes        See Exhibit E
-----------------------------------------------------------------------------------------------------------------
Status of Post-petition Taxes                          MOR-4                      Yes        See Exhibit F
----------------------------------------------------------------------------------------------------------------
     Copies of ITS Form 6123 or payment                                           N/A
      receipt
----------------------------------------------------------------------------------------------------------------
     Copies of tax returns filed during reporting                                 N/A
      period
-----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post-petition Debts                  MOR-4                      Yes        See Exhibit G
-----------------------------------------------------------------------------------------------------------------
     Listing of aged Accounts Payable                                             Yes        See Exhibit G
-----------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging           MOR-5                      Yes        See Exhibits H and I
-----------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                   MOR-5                      Yes
-----------------------------------------------------------------------------------------------------------------






I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Mike Sosh                                         9/4/02
--------------------------------------                -------------------------
Michael Sosh, Executive Vice President                Date
and Chief Financial Officer

                            CASH RECEIPTS - BANK ONE
                                    JULY 2002

------------------------------------------------------------------------------------------------------------------------------
          NON-A/R                                      ACCOUNTS RECEIVABLES                                COLLECTIONS
         ---------------------------------------------------------------------------------------------------------------------
                               SMS        AVIATION                                         ACTUAL                    PRIOR
   DATE        MISC           WIRES        LOCKBOX         CHECKS        WIRES/ACH         TOTAL       CUMULATIVE    MONTH
------------------------------------------------------------------------------------------------------------------------------
   1-Jul   $ 43,992.87    $      -       $ 67,419.86    $ 16,681.39    $    610.08    $ 128,704.20    128,704.20
   2-Jul                                   15,451.05                     11,445.57       26,896.62    155,600.82
   3-Jul      4,815.00                      8,950.03         244.14           0.00       14,009.17    169,609.99
   4-Jul                                                                      0.00            0.00
   5-Jul                                                                      0.00            0.00
   8-Jul                                   32,001.79      38,848.22         258.62       71,108.63    240,718.62
   9-Jul                                                                      0.00            0.00
  10-Jul                                        4.46                          0.00            4.46    240,723.08
  11-Jul                                    1,302.31                     33,410.43       34,712.74    275,435.82
  12-Jul        620.27                      4,688.97       2,235.50          21.66        7,566.40    283,002.22
  15-Jul     13,002.50      89,677.71      18,755.13      40,363.38          77.61      161,876.33    444,878.55
  16-Jul                                                   1,217.71           0.00        1,217.71    446,096.26
  17-Jul                                    2,153.83       5,730.90          27.57        7,912.30    454,008.56
  18-Jul                                   18,479.61                          0.00       18,479.61    472,488.17
  19-Jul        232.04                      5,760.27                          0.00        5,992.31    478,480.48
  22-Jul                                   20,384.18                        637.88       21,022.06    499,502.54
  23-Jul                                    1,607.38      70,373.01           0.00       71,980.39    571,482.93
  24-Jul                                                     935.51         243.52        1,179.03    572,661.96
  25-Jul                                      316.02                          0.00          316.02    572,977.98
  26-Jul                                    8,376.05                          0.00        8,376.05    581,354.03
  29-Jul        821.82                     38,666.51                          0.00       39,488.33    620,842.36
  30-Jul                                                                      0.00            0.00
  31-Jul        766.36                      2,317.46                         60.16        3,143.98    623,986.34
---------------------------------------------------------------------------------------------------
TOTAL      $ 64,250.86    $ 89,677.71   $ 246,634.91   $ 176,629.76    $ 46,793.10    $ 623,986.34   $623,986.34      $      0.00
---------------------------------------------------------------------------------------------------------------------------------

                       TOTAL NON-A/R:   $ 153,928.57     TOTAL A/R:    $470,057.77                  AVG DAILY DEPOSIT $ 32,841.39
                                        ============                   ===========                                    ===========

                                    CITIBANK
                               PRE-BOARD SCREENING
                              CONCENTRATION ACCOUNT
                                   JULY, 2002




7/1/2002 IMMEDIATE FUNDS DEBIT                                (3,000,000.00)

7/3/2002 BUSINESS ACCESS TRANSFER OUT                         (1,000,000.00)

7/8/2002 IMMEDIATE FUNDS DEBIT                                (3,000,000.00)

7/11/2002 IMMEDIATE FUNDS DEBIT                               (1,000,000.00)

7/15/2002 IMMEDIATE FUNDS DEBIT                               (3,000,000.00)

7/22/2002 IMMEDIATE FUNDS DEBIT                               (3,000,000.00)
7/22/2002 IMMEDIATE FUNDS DEBIT                                 (200,000.00)
7/22/2002 WIRE FROM SMS ACUISITION      I072202                  255,992.67

7/24/2002 IMMEDIATE FUNDS DEBIT                               (2,000,000.00)

7/29/2002 IMMEDIATE FUNDS DEBIT                               (4,000,000.00)

7/30/2002 ACH-FAA TREAS 310 R*1812875                         18,128,758.65

7/31/2002 INTEREST EARNED                                         20,052.70

                           BANK ONE CASH DISBURSEMENTS
                                    JULY 2002

                                ACCOUNTS PAYABLE - 616284915
                      ISSUED             CLEARED           OUTSTANDING          CLEARED           OUTSTANDING         Tax Wires

        30-Jun                                                $ 166,821.00                           $ 172,005.17

         1-Jul              264.69           2,071.41           165,014.28          1,021.94           170,983.23
         2-Jul            5,633.84             384.00           170,264.12            144.63           170,838.60
         3-Jul              612.15             446.60           170,429.67            695.53           170,143.07
         4-Jul                   -                  -           170,429.67                 -           170,143.07
         5-Jul                   -         142,312.00            28,117.67            703.11           169,439.96
         6-Jul                   -                  -            28,117.67                 -           169,439.96
         7-Jul                   -                  -            28,117.67                 -           169,439.96
         8-Jul                   -           3,503.62            24,614.05            112.01           169,327.95
         9-Jul                   -           2,917.11            21,696.94          2,917.11           166,410.84
        10-Jul                   -           1,346.12            20,350.82                 -           166,410.84
        11-Jul              892.92              25.00            21,218.74         (2,887.38)          169,298.22
        12-Jul                   -             313.60            20,905.14                 -           169,298.22
        13-Jul                   -                  -            20,905.14                 -           169,298.22
        14-Jul                   -                  -            20,905.14                 -           169,298.22
        15-Jul                   -             388.33            20,516.81                 -           169,298.22
        16-Jul                   -             130.00            20,386.81             53.56           169,244.66
        17-Jul                   -             892.92            19,493.89                 -           169,244.66
        18-Jul                   -             232.04            19,261.85                 -           169,244.66
        19-Jul                   -                  -            19,261.85                 -           169,244.66
        20-Jul                   -                  -            19,261.85                 -           169,244.66
        21-Jul                   -                  -            19,261.85                 -           169,244.66
        22-Jul                   -              50.00            19,211.85            315.92           168,928.74
        23-Jul              426.31                  -            19,638.16                 -           168,928.74
        24-Jul            1,901.03                  -            21,539.19                 -           168,928.74
        25-Jul                   -             162.00            21,377.19                 -           168,928.74
        26-Jul                   -                  -            21,377.19                 -           168,928.74
        27-Jul                   -                  -            21,377.19                 -           168,928.74
        28-Jul                   -                  -            21,377.19                 -           168,928.74
        29-Jul            5,441.60             426.31            26,392.48            482.15           168,446.59
        30-Jul           59,446.50           1,857.56            83,981.42                 -           168,446.59
        31-Jul            6,753.32                  -            90,734.74                 -           168,446.59        33,591.02

Month end                81,372.36         157,458.62            21,377.19          3,558.58           168,446.59        33,591.02


                                            Bank          Transfers                Clearing
                           Benefits         Fees             From                 Transfers
        30-Jun                                        CASH COLLATERAL

         1-Jul                44.26                                                3,093.35
         2-Jul               650.93                                                  528.63
         3-Jul               258.69                                                       -
         4-Jul                                                                            -
         5-Jul                                                                            -
         6-Jul                                                                            -
         7-Jul                                                                            -
         8-Jul               736.65                                              146,381.81
         9-Jul                                               3,744.12
        10-Jul             1,055.36                          2,401.48              1,346.12
        11-Jul               359.03                            359.03              3,744.12
        12-Jul               126.97                            126.97
        13-Jul
        14-Jul
        15-Jul                                               2,474.40              2,474.40
        16-Jul             3,194.47      1,453.63            6,501.66                183.56
        17-Jul             1,238.25                          1,238.25
        18-Jul               585.70                          1,478.62                892.92
        19-Jul                15.00                            247.04                232.04
        20-Jul
        21-Jul
        22-Jul             1,185.97                          1,185.97
        23-Jul             9,511.23                          9,877.15                365.92
        24-Jul             1,203.06                          1,203.06
        25-Jul               155.06                            317.06                162.00
        26-Jul             2,571.84                          2,571.84
        27-Jul
        28-Jul
        29-Jul               150.00                          1,058.46                908.46
        30-Jul                40.50                          1,898.06              1,857.56
        31-Jul                                                      -

Month end                 23,082.97      1,453.63           36,683.17            162,170.89

                                    CITIBANK
                               PRE-BOARD SCREENING
                           ACCOUNTS PAYABLE - 06526783
                                   JULY, 2002

CHECK CLEARINGS


7/1/2002 Total                                                   (706,359.89)
7/2/2002 Total                                                   (109,545.42)
7/3/2002 Total                                                   (269,123.23)
7/5/2002 Total                                                    (36,147.75)
7/8/2002 Total                                                   (131,325.17)
7/9/2002 Total                                                    (63,329.78)
7/10/2002 Total                                                   (31,240.52)
7/11/2002 Total                                                   (48,123.62)
7/12/2002 Total                                                   (32,884.43)
7/15/2002 Total                                                  (198,997.04)
7/16/2002 Total                                                   (52,992.28)
7/17/2002 Total                                                   (56,632.69)
7/18/2002 Total                                                   (59,613.64)
7/19/2002 Total                                                   (14,656.61)
7/22/2002 Total                                                  (236,868.26)
7/23/2002 Total                                                   (52,237.02)
7/24/2002 Total                                                   (43,107.75)
7/25/2002 Total                                                  (480,400.25)
7/26/2002 Total                                                  (210,142.28)
7/29/2002 Total                                                  (333,630.49)
7/30/2002 Total                                                  (177,192.02)
7/31/2002 Total                                                  (653,729.86)

Grand Total                                                    (3,998,280.00)


     7/1/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,     1,000,000.00
     7/1/2002 RETURNED CHECK                                       12,225.00
     7/1/2002 ACH-GEORGIA WITHHOLPAYMNT0701021165/067214                   -
     7/1/2002 ACH-IRS            USATAXPYMT0701028202179308                -
     7/2/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                    (22,149.90)
     7/2/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                    (95,199.85)
     7/3/2002 BUSINESS ACCESS TRANSFER IN                       1,000,000.00
     7/5/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L           (474,894.58)
     7/8/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,     1,000,000.00
    7/10/2002 ACH-MN DEPT REVENUE5548570*004*020710*T*00003        (3,304.96)
    7/11/2002 Deposit TLR Br#: 920 TID:15 153 EAST 53RD ST,     1,000,000.00
    7/11/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                     (1,054.30)
    7/12/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L           (949,739.00)
    7/15/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,     1,000,000.00
    7/17/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020712           (36.54)
    7/17/2002 ACH-MN DEPT REVENUE5548570*004*020717*T*00000           (72.26)
    7/17/2002 ACH-IRS            USATAXPYMT0717022202198099        (5,788.54)
    7/17/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                    (13,658.51)
    7/17/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                   (220,219.42)
    7/19/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020715        (5,261.91)
    7/19/2002 ACH-IRS            USATAXPYMT0719022202200716      (577,164.08)
    7/22/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,     1,000,000.00
    7/22/2002 ACH-MN DEPT REVENUE5548570*002*020630*T*00012       (12,879.00)
    7/22/2002 ACH-SALES & USE TAXTXP*890757966*04200*020630       (26,357.74)
    7/22/2002 ACH-FLA DEPT REVENU0722021010/554499                (79,418.70)
    7/24/2002 Deposit TLR Br#: 920 TID:17 153 EAST 53RD ST,     2,000,000.00
    7/24/2002 ACH-IRS            USATAXPYMT0724022202205160        (1,609.89)
    7/24/2002 ACH-MN DEPT REVENUE5548570*004*020724*T*00003        (3,842.21)
    7/24/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*020719        (4,214.51)
    7/26/2002 ACH-IRS            USATAXPYMT0726022202207746      (996,201.83)
    7/29/2002 Deposit TLR Br#: 920 TID:17 153 EAST 53RD ST,     2,000,000.00
    7/31/2002 ACH-MN DEPT REVENUE5548570*004*020731*T*00000           (45.26)
    7/31/2002 ACH-NEW JERSEY EFT TTXP*B341264201000*01170*0           (58.31)
    7/31/2002 ACH-WI DEPT REVENUETXP*423212-0*01102*020715*        (4,646.12)
    7/31/2002 ACH-IRS            USATAXPYMT0731022202212612        (6,133.11)
    7/31/2002 ACH-IRS            USATAXPYMT0731022202212078      (116,529.49)

                                    CITIBANK
                               PRE-BOARD SCREENING
                           PAYROLL ACCOUNT - 06526759
                                   JULY, 2002

CHECK CLEARINGS


7/1/2002 Total                                                (1,300,007.14)
7/2/2002 Total                                                  (444,637.32)
7/3/2002 Total                                                  (302,925.62)
7/5/2002 Total                                                  (477,035.76)
7/8/2002 Total                                                  (705,132.34)
7/9/2002 Total                                                  (293,272.98)
7/10/2002 Total                                                 (174,414.22)
7/11/2002 Total                                                  (99,842.82)
7/12/2002 Total                                                 (646,014.43)
7/15/2002 Total                                               (1,235,669.35)
7/16/2002 Total                                                 (471,974.57)
7/17/2002 Total                                                 (326,676.46)
7/18/2002 Total                                                 (154,403.73)
7/19/2002 Total                                                 (433,851.55)
7/22/2002 Total                                                 (657,478.65)
7/23/2002 Total                                                 (380,920.28)
7/24/2002 Total                                                 (116,770.72)
7/25/2002 Total                                                  (84,135.45)
7/26/2002 Total                                                 (689,809.00)
7/29/2002 Total                                               (1,293,137.68)
7/30/2002 Total                                                 (475,260.79)
7/31/2002 Total                                                 (283,840.56)
GRAND TOTAL                                                  (11,047,211.42)



   7/1/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L            (115,000.00)
   7/1/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,      2,000,000.00
   7/8/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L            (115,000.00)
   7/8/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,      2,000,000.00
  7/15/2002 IMMEDIATE FUNDS DEBIT                                 (1,416.74)
  7/15/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L            (115,000.00)
  7/15/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,      2,000,000.00
  7/22/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,      2,000,000.00
  7/22/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,        200,000.00
  7/23/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L            (115,000.00)
  7/29/2002 Deposit TLR Br#: 920 TID:17 153 EAST 53RD ST,      2,000,000.00
  7/30/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L            (115,000.00)

                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
           For the Month of July, Four Months ending July 31, 2002 and the Period from Filing Date to July 31, 2002
                     (Excluding United Kingdom Subsidiaries)
                 Debtors                                            Case #
               ------------                                     ----------------
               International Total Services, Inc.                 01-21812 CBD
               Crown Technical Systems, Inc.                      01-21827 CBD
               ITS of New York Security Inc.                      01-21818 CBD
               Selective Detective Services, Inc.                 01-21822 CBD
               TIS Incorporated                                   01-21826 CBD
               Certified Investigative Services, Inc.             01-21824 CBD
               Texas International Services Corp.                 01-21820 CBD

                                                                                                                    9/13/2001 to
                                                                                                                    July 31, 2002
                                                                                             Four Months Ended       Cumulative
                                                                       Current Period          July 31, 2002        Filing to Date
                                                                       --------------        -----------------    ------------------
Revenues
--------------------------------------------
              Aviation Services                                             $  17,480,886        $  63,207,738        $ 165,963,496
              Security Services                                                        --            2,991,921           24,758,865
                                                                            -------------        -------------        -------------
                                                                               17,480,886           66,199,659          190,722,361
                                                                            -------------        -------------        -------------
Direct Costs
--------------------------------------------
              Aviation Services                                                17,172,678           60,887,636          152,456,698
              Security Services                                                        --            2,361,010           20,339,896
                                                                            -------------        -------------        -------------
                                                                               17,172,678           63,248,646          172,796,594
                                                                            -------------        -------------        -------------
Gross Margin
--------------------------------------------
              Aviation Services                                                   308,208            2,320,102           13,506,798
              Security Services                                                        --              630,911            4,418,969
                                                                            -------------        -------------        -------------
                                                                                  308,208            2,951,013           17,925,767
                                                                            -------------        -------------        -------------
General & Administrative
--------------------------------------------
              Salaries                                                            903,965            2,855,549            8,223,817
              Payroll Taxes & Benefits                                            156,543              513,134            1,274,983
              Supplies                                                             44,557              154,675              607,932
              Insurance                                                            51,051              280,658              485,992
              Training & Recruiting Costs                                         (18,026)               6,646               86,399
              Rent - Facilities                                                    64,382              312,038            1,062,346
              Telephone/Communications                                             44,703              259,736              948,194
              Rent - Equipment                                                     21,758              112,099              341,282
              Maintenance                                                           1,271               12,346               37,578
              Travel                                                               79,293              315,348            1,125,394
              Professional Fees                                                    77,322              445,409            2,118,196
              Bad Debt Expense                                                         --                   --            1,352,000
              Federal administrative cost reimbursement                        (2,000,000)          (8,000,000)         (10,789,041)
              Other Expenses                                                      (20,799)             180,948            1,472,743
                                                                            -------------        -------------        -------------
                                                                                 (593,980)          (2,551,414)           8,347,815
                                                                            -------------        -------------        -------------

                                                                            -------------        -------------        -------------

Income from Operations                                                            902,188            5,502,427            9,577,952
                                                                            -------------        -------------        -------------

Interest                                                                          (21,550)             185,500            1,513,333
Depreciation                                                                      150,400              451,200            1,095,564
Gains on Sale of Non Pre-Board and Commercial Security                                 --           (2,546,684)          (2,546,684)
Loss on Sale of UK subsidiary                                                          30            1,901,237            1,901,237
Reorganization Expenses Related to Ch. 11                                         (68,191)             675,866            2,415,033

                                                                            -------------        -------------        -------------
Income Before Taxes                                                               841,499            4,835,308            5,199,469
                                                                            -------------        -------------        -------------

Provision for Taxes                                                                    --                   --           (1,349,000)

                                                                            -------------        -------------        -------------
Net Income                                                                  $     841,499            4,835,308        $   6,548,469
                                                                            =============        =============        =============



                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                      as of Petition Date and July 31, 2002
                     (Excluding United Kingdom Subsidiaries)

                         Debtors                                   Case #
            ------------------------------------------------------------------
            International Total Services, Inc.                01-21812 CBD
            Crown Technical Systems, Inc.                     01-21827 CBD
            ITS of New York Security Inc.                     01-21818 CBD
            Selective Detective Services, Inc.                01-21822 CBD
            TIS Incorporated                                  01-21826 CBD
            Certified Investigative Services, Inc.            01-21824 CBD
            Texas International Services Corp.                01-21820 CBD

                                                                                Balance                 Balance
                                                                              July 31, 2002          on Petition date
                                                                             --------------         ------------------
CURRENT ASSETS
     Cash and Equivalents                                                     $     66,640           $     59,886
     Restricted Customer Deposits                                               32,131,117                   --
     Accounts Receivable - Net                                                  19,944,283             26,227,540
     Notes Receivable                                                                 --                     --
     Inventories                                                                      --                  902,137
     Prepaid Expenses                                                              688,324                706,982
     Professional Retainers                                                           --                  200,000
     Other Current assets
        Intercompany receivable - United Kingdom subsidiary                           --                2,783,921
        Workers Compensation - funding in excess of projected losses             5,128,533              1,095,261
                                                                              ------------           ------------
                                                                                 5,128,533              3,879,182

                                                                              ------------           ------------
Total Current Assets                                                            57,958,897             31,975,727
                                                                              ------------           ------------

PROPERTY AND EQUIPMENT
     Real Property and Improvements                                                   --                     --
     Machinery and other office equipment                                        2,062,963              3,855,175
     Furniture, Fixtures and Office Equipment                                    3,367,474              4,809,046
     Leasehold Improvements                                                         63,454                 63,454
     Vehicles                                                                       24,668                793,320
     Less: Accum Depr                                                           (4,916,966)            (7,283,674)
                                                                              ------------           ------------
Total Property and Equipment                                                       601,593              2,237,321

Other Assets - Deposits                                                            122,902                113,192

                                                                              ------------           ------------
TOTAL ASSETS                                                                  $ 58,683,392           $ 34,326,240
                                                                              ============           ============


LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
     Accounts Payable                                                            4,673,791                   --
     Taxes Payable                                                               2,742,189              1,866,688
     Wages Payable                                                              10,016,689              9,432,472
     Notes Payable                                                                    --                     --
     Secured Debt                                                                     --                     --
     Professional fees                                                                --                     --
     Customer Deposits                                                          29,500,000                   --
     Accrued Interest Payable                                                    1,600,000                   --
     Other Post Petition Liabilities                                             3,544,421              1,007,623
                                                                              ------------           ------------
Total Post Petition liabilities                                                 52,077,090             12,306,783

LIABILITIES SUBJECT TO COMPROMISE
     Secured Debt                                                                3,634,335             25,920,430
     Priority                                                                    1,148,749              1,151,429
     Unsecured                                                                   8,494,851              8,385,217
     Unsecured reserves for unliquidated claims                                  5,852,267              5,674,500
                                                                              ------------           ------------
Total Pre-Petition Liabilities                                                  19,130,202             41,131,576

                                                                              ------------           ------------
Total Liabilities                                                               71,207,292             53,438,359
                                                                              ------------           ------------

STOCKHOLDER'S EQUITY
     Capital Stock                                                                  63,762                 63,762
     Additional Paid in Capital                                                 31,320,074             31,280,324
     Retained Earnings                                                         (43,907,736)           (50,456,205)
                                                                              ------------           ------------
Total Equity                                                                   (12,523,900)           (19,112,119)
                                                                              ------------           ------------

                                                                              ------------           ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                    $ 58,683,392           $ 34,326,240
                                                                              ============           ============

                               DEBTOR QUESTIONAIRE

------------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                                   Yes           No
------------------------------------------------------------------------------------------------------------------------------------
1.       Have any assets been sold or transferred outside the normal course of business this reporting          X
period?  If yes, provide an explanation below:
------------------------------------------------------------------------------------------------------------------------------------
2.       Have any funds been disbursed from any account other than a debtor in possession account this                       X
reporting period?  If yes, provide an explanation below:
------------------------------------------------------------------------------------------------------------------------------------
3.       Have all post-petition tax returns been timely filed ?  If no, provide an explanation below:           X
------------------------------------------------------------------------------------------------------------------------------------
4.       Are worker compensation, general liability and other necessary insurance coverages in effect?          X
If no, provide an explanation below:
------------------------------------------------------------------------------------------------------------------------------------

#1. Assets related to the Company's Aviation Division, Non Pre-Board Screening segment were sold with the approval of the Court, effective 4/1/02. Assets related to the Company's Commercial Security Division were sold with the approval of the Court effective 4/29/02.